SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported August 31, 2006)

NOMURA HOME EQUITY LOAN, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of August 1, 2006, providing for the issuance of
Nomura Home Equity Loan, Inc., Home Equity Loan Trust Series, 2006-HE3, Asset-Backed Certificates)

NOMURA HOME EQUITY LOAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132109	20-2748651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

Exhibit No.	Description
4.1
Amendment and Restated Mortgage Loan Purchase Agreement dated August 31, 2006, as amended and restated to and including November 9, 2006, between Nomura Credit & Capital, Inc. and Nomura Home Equity Loan, Inc., relating to the Series 2006-HE3 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 9, 2006

NOMURA HOME EQUITY LOAN, INC.

By: /s/ John P. Graham

Name: John P. Graham Title: Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Amendment and Restated Mortgage Loan Purchase Agreement dated August 31, 2006, as amended and restated to and including November 9, 2006, between Nomura Credit & Capital, Inc. and Nomura Home Equity Loan, Inc., relating to the Series 2006-HE3 Certificates.	7